This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


PRELIMINARY TERM SHEET                             DATE PREPARED: MAY 30, 2000

                     MELLON RESIDENTIAL FUNDING CORPORATION
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2000-TBC2

              =====================================================

                               THE BOSTON COMPANY

              =====================================================

             $518,551,100 (APPROXIMATE, SUBJECT TO FINAL COLLATERAL)
                          PUBLICLY OFFERED CERTIFICATES
                 ONE MONTH LIBOR ARM RESIDENTIAL MORTGAGE LOANS

==============================================================================================================================
                                     WAL             Payment Window
             Principal (1)        To Put/Mat           To Put/Mat       Initial Interest                       Expected Ratings
   Class        Amount            (Years) (3)          (Months) (3)        Rate Type        Tranche Type        Moody's/S&P (7)
   ------       ------            -----------          ------------        ---------        ------------       ---------------
               (Approx.)
               ---------
     A-1      $505,202,000         2.25/4.58          1 - 36/1 - 356       Floater (4)           Senior               Aaa/AAAr
      X           (2)                 N/A                  N/A               IO (5)       Senior/Interest Only        Aaa/AAAr
     A-R               100            N/A                  N/A                 WAC           Senior/Residual          NR/AAAr
     B-1         6,544,000        3.00/15.61        36 - 36/121 - 356        WAC (6)           Subordinate            Aa2/AAr
     B-2         3,926,000        3.00/15.61        36 - 36/121 - 356        WAC (6)           Subordinate             A2/NR
     B-3         2,879,000        3.00/15.61        36 - 36/121 - 356        WAC (6)           Subordinate            Baa2/NR
-------------------------------------------------------------------------------------------------------------------------------
     B-4         1,571,000                   Privately                       WAC (6)           Subordinate             Ba2/NR
     B-5         1,571,000                    Placed                         WAC (6)           Subordinate             B2/NR
     B-6         1,832,691                 Certificates                      WAC (6)           Subordinate             NR/NR
===============================================================================================================================
TOTAL         $523,525,791

(1) The Certificates (as described herein) are collateralized by a pool of adjustable rate residential mortgage loans. Class sizes are subject to final collateral and rating agency approval.

(2) The Class X Certificates will have no principal balance and will bear interest at the notional amount, which is equal to the aggregate principal balance of the Mortgage Loans. The Class X Certificates will not be entitled to receive any distributions of principal.

(3) As described further herein, the Class A-1 and the Subordinate Certificates may be put to Mellon Bank under certain circumstances.

(4) The Class A-1 Certificates will initially have a coupon equal to One Month LIBOR plus a margin, subject to the lesser of (i) the Net WAC of the Mortgage Loans and (ii) [10.30%]. On each Distribution Date after the Put Date (as described herein), the Certificate Interest Rate for the Class A-1 Certificates will equal One Month LIBOR plus double the initial margin subject to the lesser of (i) the Net WAC of the Mortgage Loans and (ii) [10.30%]. The Net WAC and the net weighted average maximum rate of the Mortgage Loans will be approximately 6.981% and 10.366% respectively for the first Distribution Date.

(5) The Class X Certificates will receive the positive difference between the Net WAC of the Mortgage Loans and the weighted average of the Certificate Interest Rates (adjusted for the different accrual periods).

(6) The Certificate Interest Rate for the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates will always be equal to the Net WAC of the Mortgage Loans, (before and after the Put Date) subject to the amount of available funds.

(7) In addition, dependent ratings of [A1] and A-1+ will be assigned by Moody's and S&P, respectively, to each class of rated Certificates to address the creditworthiness of Mellon Bank, N.A. to fulfill its obligations with respect to the Put Option (as described herein).



GREENWICH CAPITAL
=========----------------------------------------------------------------------
MELLON FINANCIAL MARKETS, LLC

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.



Underwriters:              Greenwich Capital Markets, Inc. and Mellon Financial
                           Markets, LLC.

Seller and
Master Servicer:           Boston Safe Deposit and Trust("THE BOSTON COMPANY").

Trustee:                   Norwest Bank Minnesota, National Association.

Statistical Cut-off Date:  May 1, 2000.

Cut-off Date:              June 1, 2000.

Pricing Date:              On or about June 1, 2000.

Closing Date:              On or about June 15, 2000.

Certificates:              The "SENIOR CERTIFICATES" will consist of (i) the
                           Class A-1 Certificates, the Class X Certificates and the Class A-R Certificate. The "SUBORDINATE
                           CERTIFICATES" will consist of the Class B-1, Class
                           B-2, Class B-3, Class B-4, Class B-5 and Class B-6
                           Certificates. The Senior Certificates and the
                           Subordinate Certificates are collectively referred to herein as the "CERTIFICATES". Only the Senior
                           Certificates and the Class B-1, Class B-2 and Class
                           B-3 Certificates (collectively, the "OFFERED
                           CERTIFICATES") are being offered publicly.

Accrued Interest:          The Class A-1 Certificates will settle flat. The
                           price to be paid by investors for the Class X, Class
                           A-R, Class B-1, Class B-2 and Class B-3 Certificates will include accrued interest from June 1, 2000 (the
                           "CUT-OFF DATE") up to, but not including, the Closing
                           Date (14 days).

Interest Accrual Period:   The interest accrual period with respect to the Class
                           A-1 Certificates for a given Distribution Date will be the period beginning with the previous
                           Distribution Date (or, in the case of the first
                           Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an Actual/360 basis). The interest accrual period for the Class X, Class A-R, and the Subordinate
                           Certificates will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis). One Month LIBOR on the Class A-1
                           Certificates will be set two business days prior to the first day of the related interest accrual period.

Distribution Dates:        The 15th day of each month (or the next succeeding
                           business day), commencing on July 17, 2000.

Registration:              The Offered Certificates (except for the Class A-R
                           Certificate) will be made available in book-entry form through DTC.

Federal Tax Treatment:     It is anticipated that the Certificates (except for
                           the Class A-R Certificate) will each be treated in part as a REMIC regular interest and in part as ownership of a put option for


GREENWICH CAPITAL
=========---------------------------------------------------------------------
MELLON FINANCIAL MARKETS, LLC

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                           tax purposes. The Class A-R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:         The Senior Certificates (except for the Class A-R
                           Certificate) are expected to be ERISA eligible.
                           Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA Treatment:           The Senior Certificates and the Class B-1
                           Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Put Option:                During the 5 business day period ending on the
                           Distribution Date in April 2003 each of the certificateholders (with the exception of the holders of the Class X Certificates or the Class A-R
                           Certificate) will have the option to require Mellon
                           Bank, N.A. ("Mellon Bank") to purchase such certificateholder's certificates of the related class on the Distribution Date in June 2003 (the "Put
                           Date"). For the Offered Certificates, the repurchase price will be par (based on the outstanding certificate balance).

Clean-Up Option:           If the Put Option is exercised with respect to more
                           than 90% of the aggregate outstanding principal balance of the putable certificates, Mellon Bank will have the option to purchase all of the outstanding putable certificates, including putable certificates with respect to which the applicable certificateholder has not exercised the Put Option.

Optional Termination:      The terms of the transaction allow for a termination
                           of the Offered Certificates which may be exercised once the current principal balance of the Mortgage
                           Loans is equal to 10% or less of the initial principal balance of the Mortgage Loans as of the Cut-off Date.

Pricing Prepayment
Speed: The Offered Certificates (other than the Class X Certificates) will be priced to a prepayment speed of 18% CPR.

Rating Agencies:           Moody's will rate all of the Offered Certificates
                           (except for the Class A-R Certificate). S&P will rate the Class A-1, Class X, Class A-R and Class B-1
                           Certificates only.

Mortgage Loans:            As of the Statistical Cut-off Date, the initial
                           aggregate principal balance of the Mortgage Loans
                           (the "POOL BALANCE") is approximately $523,525,791, all of which are One Month LIBOR ARMs. From the Statistical Cut-off Date to the Cut-off Date, the principal balance of the Mortgage Loans may be reduced by principal prepayments. The Mortgage Loans are secured by first liens on one- to four-family residential properties. The Mortgage Loans are all modifiable and convertible. If a borrower exercises his or her right to convert or modify a Mortgage
                           Loan's terms, the Seller will be obligated to repurchase such Mortgage Loan. For further information, please see the attached collateral description of the Mortgage Loans.

GREENWICH CAPITAL
=========----------------------------------------------------------------------
MELLON FINANCIAL MARKETS, LLC

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Credit Enhancement:        Senior/subordinate, shifting interest structure.

                           Credit enhancement for the Senior Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates (total subordination initially [3.50%]).

                           Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates (total subordination initially [2.25%]).

                           Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates (total subordination initially [1.50%]).

                           Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4, Class B-5 and Class B-6 Certificates (total subordination initially [0.95%]).

Shifting Interest:         Until the first Distribution Date occurring after
                           June 2010 the Subordinate Certificates will be locked out from receipt of any principal (unless the Senior
                           Certificates are paid down to zero prior to such
                           date). After such time and subject to standard collateral performance triggers, the Subordinate
                           Certificates will receive their pro-rata share of scheduled principal and increasing portions of unscheduled principal prepayments. The prepayment percentages on the Subordinate Certificates are as follows:

                              July 2000 - June 2010        0% Pro Rata Share
                              July 2010 - June 2011       30% Pro Rata Share
                              July 2011 - June 2012       40% Pro Rata Share
                              July 2012 - June 2013       60% Pro Rata Share
                              July 2013 - June 2014       80% Pro Rata Share
                              July 2014 and after        100% Pro Rata Share

                           Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage (aggregate current senior balance divided by aggregate current pool balance) exceeds the initial senior percentage (aggregate initial senior balance divided by aggregate initial pool balance), the Senior Certificates will receive all unscheduled principal prepayments, regardless of any prepayment percentages.

Allocation of
Realized Losses:           Any realized losses, other than excess losses, on
                           the Mortgage Loans will be allocated as follows:
                           first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective Class Principal Balance has been reduced to zero; thereafter, to the Senior
                           Certificates pro-rata in reduction of their respective Class Principal Balances.

                           Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to all classes of certificates on a pro-rata basis.

GREENWICH CAPITAL
=========----------------------------------------------------------------------
MELLON FINANCIAL MARKETS, LLC

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Certificates
Priority of Distributions: Available funds from the Mortgage Loans will be distributed in the following order of priority:

                           1) Senior Certificates, accrued and unpaid interest at the related Certificate Interest Rate.

                           2) Class A-R Certificate, principal, until its balance is reduced to zero.

                           3) Class A-1 Certificates, principal, until its balance is reduced to zero.

                           4) Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate.

                           5)  Class B-1 Certificates, principal.

                           6) Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate.

                           7)  Class B-2 Certificates, principal.

                           8) Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate.

                           9)  Class B-3 Certificates, principal.

                           10) Class B-4, Class B-5 and Class B-6 Certificates,
                               in sequential order, accrued and unpaid interest at the respective Certificate Interest Rate and the respective share of principal. 11) Class A-R Certificates, any remaining amount.


UNDERWRITING STANDARDS

The Boston Company's underwriting process is intended to assess both the prospective borrower's credit standing and ability to repay, and the value and adequacy of the mortgaged property as collateral. In underwriting a Mortgage Loan, The Boston Company relies primarily on the borrower's ability to repay the loan, determined by analyzing the borrower's cash flow, liquidity and overall financial condition and the value of the mortgaged property as a measure of the extent of its recovery in the event of a default. In determining the adequacy of the property as collateral for a loan, appraisals are obtained from qualified outside appraisers approved by The Boston Company.



THE MASTER SERVICER

The Mortgage Loans will be master serviced by The Boston Company. The Boston Company has a subservicing agreement in place with Dovenmuehle Mortgage, Inc. which provides subservicing of the Mortgage Loans.



GREENWICH CAPITAL
=========----------------------------------------------------------------------
MELLON FINANCIAL MARKETS, LLC

                       COMPUTATIONAL MATERIALS DISCLAIMER


The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                        PRICE DISCOUNT MARGIN TABLES (%)

CLASS A-1 (TO PUT)
--------------------------------------------------------------------------------------------------------------------------------
    PASS-THRU MARGIN       0.220%
--------------------------------------------------------------------------------------------------------------------------------
         FLAT
         PRICE             12% CPR         15% CPR         18% CPR        25% CPR         30% CPR         35% CPR        40% CPR
================================================================================================================================
          100-00            0.220           0.220           0.220          0.220           0.220           0.220          0.220
=======================----------------------------------------------------------------------------------------------------------
        WAL (YR)            2.49            2.37            2.25            2.00           1.83            1.67            1.52
        MDUR (YR)           2.19            2.09            1.99            1.78           1.63            1.49            1.36
     FIRST PRIN PAY       07/15/00        07/15/00        07/15/00        07/15/00       07/15/00        07/15/00        07/15/00
      LAST PRIN PAY       06/15/03        06/15/03        06/15/03        06/15/03       06/15/03        06/15/03        06/15/03
---------------------------------------------------------------------------------------------------------------------------------


CLASS A-1 (TO MATURITY)
---------------------------------------------------------------------------------------------------------------------------------
    PASS-THRU MARGIN       0.220%
---------------------------------------------------------------------------------------------------------------------------------
         FLAT
         PRICE             12% CPR         15% CPR         18% CPR        25% CPR         30% CPR         35% CPR         40% CPR
=================================================================================================================================
          100-00            0.336           0.324           0.312          0.285           0.270           0.257           0.246
========================---------------------------------------------------------------------------------------------------------
        WAL (YR)            6.91            5.57            4.58            3.10           2.50            2.08            1.76
        MDUR (YR)           4.64            3.96            3.42            2.52           2.11            1.79            1.54
     FIRST PRIN PAY       07/15/00        07/15/00        07/15/00        07/15/00       07/15/00        07/15/00        07/15/00
      LAST PRIN PAY       02/15/30        02/15/30        02/15/30        04/15/13       11/15/09        04/15/08        01/15/07
---------------------------------------------------------------------------------------------------------------------------------


CLASS B-1 (TO PUT)
---------------------------------------------------------------------------------------------------------------------------------
         COUPON            6.9806%
---------------------------------------------------------------------------------------------------------------------------------
         FLAT
         PRICE             12% CPR         15% CPR         18% CPR        25% CPR         30% CPR         35% CPR         40% CPR
=================================================================================================================================
          100-16            0.452           0.452           0.452          0.452           0.452           0.452           0.452
=======================----------------------------------------------------------------------------------------------------------
        WAL (YR)            3.00            3.00            3.00            3.00           3.00            3.00            3.00
        MDUR (YR)           2.61            2.61            2.61            2.61           2.61            2.61            2.61
     FIRST PRIN PAY       06/15/03        06/15/03        06/15/03        06/15/03       06/15/03        06/15/03        06/15/03
      LAST PRIN PAY       06/15/03        06/15/03        06/15/03        06/15/03       06/15/03        06/15/03        06/15/03
---------------------------------------------------------------------------------------------------------------------------------

CLASS B-1 (TO MATURITY)
---------------------------------------------------------------------------------------------------------------------------------
         COUPON            6.9806%
---------------------------------------------------------------------------------------------------------------------------------
         FLAT
         PRICE             12% CPR         15% CPR         18% CPR        25% CPR         30% CPR         35% CPR         40% CPR
=================================================================================================================================
          100-16            0.666           0.664           0.662          0.659           0.649           0.636           0.623
=======================----------------------------------------------------------------------------------------------------------
        WAL (YR)            16.95           16.21           15.61          14.41           12.05           10.08           8.54
        MDUR (YR)           9.19            9.00            8.84            8.50           7.66            6.83            6.08
     FIRST PRIN PAY       07/15/10        07/15/10        07/15/10        07/15/10       11/15/09        04/15/08        01/15/07
      LAST PRIN PAY       02/15/30        02/15/30        02/15/30        02/15/30       02/15/30        02/15/30        02/15/30
---------------------------------------------------------------------------------------------------------------------------------


"Full Price" = "Flat Price" + Accrued Interest.

Duration and related sensitivities are calculated at midpoint price.

Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as Agent for the issuer or its affiliates in connection with the proposed transaction.

                        PRICE DISCOUNT MARGIN TABLES (%)

CLASS B-2 (TO PUT)
---------------------------------------------------------------------------------------------------------------------------------
         COUPON            6.9806%
---------------------------------------------------------------------------------------------------------------------------------
          FLAT
         PRICE             12% CPR         15% CPR         18% CPR        25% CPR         30% CPR         35% CPR         40% CPR
=================================================================================================================================
            99-18           0.800           0.800           0.800          0.800           0.800           0.800           0.800
=======================----------------------------------------------------------------------------------------------------------
        WAL (YR)            3.00            3.00            3.00            3.00           3.00            3.00            3.00
        MDUR (YR)           2.60            2.60            2.60            2.60           2.60            2.60            2.60
     FIRST PRIN PAY       06/15/03        06/15/03        06/15/03        06/15/03       06/15/03        06/15/03        06/15/03
      LAST PRIN PAY       06/15/03        06/15/03        06/15/03        06/15/03       06/15/03        06/15/03        06/15/03
---------------------------------------------------------------------------------------------------------------------------------


CLASS B-2 (TO MATURITY)
---------------------------------------------------------------------------------------------------------------------------------
         COUPON            6.9806%
---------------------------------------------------------------------------------------------------------------------------------
         FLAT
         PRICE             12% CPR         15% CPR         18% CPR        25% CPR         30% CPR         35% CPR         40% CPR
=================================================================================================================================
            99-18           0.765           0.765           0.765          0.766           0.767           0.769           0.772
=======================----------------------------------------------------------------------------------------------------------
        WAL (YR)            16.95           16.21           15.61          14.41           12.05           10.08           8.54
        MDUR (YR)           9.15            8.96            8.81            8.47           7.64            6.80            6.06
     FIRST PRIN PAY       07/15/10        07/15/10        07/15/10        07/15/10       11/15/09        04/15/08        01/15/07
      LAST PRIN PAY       02/15/30        02/15/30        02/15/30        02/15/30       02/15/30        02/15/30        02/15/30
---------------------------------------------------------------------------------------------------------------------------------


CLASS B-3 (TO PUT)
---------------------------------------------------------------------------------------------------------------------------------
         COUPON            6.9806%
---------------------------------------------------------------------------------------------------------------------------------
         FLAT
         PRICE             12% CPR         15% CPR         18% CPR        25% CPR         30% CPR         35% CPR         40% CPR
=================================================================================================================================
            96-29+          1.800           1.800           1.800          1.800           1.800           1.800           1.800
=======================----------------------------------------------------------------------------------------------------------
        WAL (YR)            3.00            3.00            3.00            3.00           3.00            3.00            3.00
        MDUR (YR)           2.58            2.58            2.58            2.58           2.58            2.58            2.58
     FIRST PRIN PAY       06/15/03        06/15/03        06/15/03        06/15/03       06/15/03        06/15/03        06/15/03
      LAST PRIN PAY       06/15/03        06/15/03        06/15/03        06/15/03       06/15/03        06/15/03        06/15/03
---------------------------------------------------------------------------------------------------------------------------------

CLASS B-3 (TO MATURITY)
---------------------------------------------------------------------------------------------------------------------------------
         COUPON            6.9806%
---------------------------------------------------------------------------------------------------------------------------------
         FLAT
         PRICE             12% CPR         15% CPR         18% CPR        25% CPR         30% CPR         35% CPR         40% CPR
=================================================================================================================================
            96-29+          1.050           1.057           1.062          1.074           1.109           1.153           1.202

=======================----------------------------------------------------------------------------------------------------------
        WAL (YR)            16.95           16.21           15.61          14.41           12.05           10.08           8.54
        MDUR (YR)           9.03            8.85            8.70            8.37           7.56            6.74            6.01
     FIRST PRIN PAY       07/15/10        07/15/10        07/15/10        07/15/10       11/15/09        04/15/08        01/15/07
      LAST PRIN PAY       02/15/30        02/15/30        02/15/30        02/15/30       02/15/30        02/15/30        02/15/30
---------------------------------------------------------------------------------------------------------------------------------

"Full Price" = "Flat Price" + Accrued Interest.

Duration and related sensitivities are calculated at midpoint price.

Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as Agent for the issuer or its affiliates in connection with the proposed transaction.

                     MELLON RESIDENTIAL FUNDING CORPORATION
               MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2000-TBC2
                           SCHEDULED 05/01/00 BALANCES


       PRODUCT:                           One Month Libor ARMs
       TOTAL CURRENT BALANCE:                   523,525,790.71
       NUMBER OF LOANS:                                    746

                                            AVG/WAVG                        MIN               MAX
                                            --------                        ---               ---
       AVG CURRENT BALANCE:              $701,777.20                 $19,950.00     $3,200,000.00
       AVG ORIGINAL BALANCE:             $705,998.31                 $19,950.00     $3,200,000.00

       WAVG NOTE RATE:                        7.365%                     6.750%            8.875%
       WAVG GROSS MARGIN:                     1.135%                     0.500%            2.625%
       WAVG MAX INT RATE:                    10.750%                    10.750%           10.750%


       WAVG PERIOD RATE CAP:                  0.000%                     0.000%            0.000%

       WAVG HIGH FICO SCORE:                     754                          0               822
       WAVG LOW FICO SCORE:                      738                          0               813

       WAVG ORIGINAL LTV:                     69.77%                      8.33%           100.00%
       WAVG ORIGINAL LTC:                     66.15%                      0.00%            90.00%

       WAVG NEXT RATE RESET:                    1.10 Months                1.00              2.00 Months

       WAVG ORIGINAL TERM:                    360.00 Months              360.00            360.00 Months
       WAVG STATED REM TERM:                  356.00 Months              347.00            360.00 Months
       WAVG SEASONING:                          4.00 Months                0.00             13.00 Months


       TOP STATE CONC($):             24.31% California,  18.16% Massachusetts,  12.45% New York
       MAXIMUM ZIP CODE CONC($):      2.12% 81611 (Aspen, CO)


       NOTE DATE:                     Mar 22, 1999 - Apr 25, 2000
       FIRST PAY DATE:                May 01, 1999 - Jun 01, 2000
       RATE CHANGE DATE:              Jun 01, 2000 - Jul 01, 2000
       MATURITY DATE:                 Apr 01, 2029 - May 01, 2030

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                       CURRENT
       INDEX:                                  PRINCIPAL BAL($)       PCT($)        # OF LOANS        PCT(#)
        1 MO LIBOR                               523,525,790.71       100.00               746        100.00

       DELINQUENCY:
        CURRENT                                  523,525,790.71       100.00               746        100.00

       CURRENT BALANCE ($):
           19,950.00  -   100,000.00                 416,450.00         0.08                 6          0.80
          100,000.01  -   200,000.00               2,262,550.00         0.43                13          1.74
          200,000.01  -   300,000.00              20,715,242.55         3.96                78         10.46
          300,000.01  -   400,000.00              37,107,260.42         7.09               104         13.94
          400,000.01  -   500,000.00              50,596,741.04         9.66               109         14.61
          500,000.01  -   600,000.00              49,390,778.40         9.43                88         11.80
          600,000.01  -   700,000.00              46,597,789.58         8.90                71          9.52
          700,000.01  -   800,000.00              27,995,803.08         5.35                37          4.96
          800,000.01  -   900,000.00              34,569,626.04         6.60                40          5.36
          900,000.01  - 1,000,000.00              71,811,292.33        13.72                73          9.79
        1,000,000.01  - 1,100,000.00              55,263,432.84        10.56                51          6.84
        1,100,000.01  - 1,200,000.00              18,846,235.66         3.60                16          2.14
        1,200,000.01  - 1,300,000.00              11,340,578.12         2.17                 9          1.21
        1,300,000.01  - 1,400,000.00               9,685,340.49         1.85                 7          0.94
        1,400,000.01  - 1,500,000.00              11,749,516.79         2.24                 8          1.07
        1,500,000.01  - 1,600,000.00               9,331,248.96         1.78                 6          0.80
        1,600,000.01  - 1,700,000.00               3,335,000.00         0.64                 2          0.27
        1,700,000.01  - 1,800,000.00               3,550,000.00         0.68                 2          0.27
        1,800,000.01  - 1,900,000.00               7,417,000.00         1.42                 4          0.54
        1,900,000.01  - 2,000,000.00              17,862,500.00         3.41                 9          1.21
        2,000,000.01  - 2,100,000.00               2,100,000.00         0.40                 1          0.13
        2,100,000.01  - 2,200,000.00               4,285,000.00         0.82                 2          0.27
        2,200,000.01  - 2,300,000.00               6,743,600.00         1.29                 3          0.40
        2,400,000.01  - 2,500,000.00               2,500,000.00         0.48                 1          0.13
        2,800,000.01  - 2,900,000.00               2,860,000.00         0.55                 1          0.13
        2,900,000.01  - 3,000,000.00              11,992,804.41         2.29                 4          0.54
                     >  3,000,000.00               3,200,000.00         0.61                 1          0.13



The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                       CURRENT
       ORIGINAL BALANCE ($):                   PRINCIPAL BAL($)    PCT($)       # OF LOANS            PCT(#)
           19,950.00  -   100,000.00                 416,450.00      0.08                6              0.80
          100,000.01  -   200,000.00               2,262,550.00      0.43               13              1.74
          200,000.01  -   300,000.00              20,206,001.85      3.86               76             10.19
          300,000.01  -   400,000.00              36,199,331.93      6.91              102             13.67
          400,000.01  -   500,000.00              51,290,845.48      9.80              111             14.88
          500,000.01  -   600,000.00              48,340,937.70      9.23               87             11.66
          600,000.01  -   700,000.00              48,370,695.03      9.24               74              9.92
          700,000.01  -   800,000.00              27,995,803.08      5.35               37              4.96
          800,000.01  -   900,000.00              33,727,626.04      6.44               39              5.23
          900,000.01  - 1,000,000.00              70,653,292.33     13.50               72              9.65
        1,000,000.01  - 1,100,000.00              54,088,509.84     10.33               50              6.70
        1,100,000.01  - 1,200,000.00              19,926,235.66      3.81               17              2.28
        1,200,000.01  - 1,300,000.00              11,340,578.12      2.17                9              1.21
        1,300,000.01  - 1,400,000.00               8,302,500.00      1.59                6              0.80
        1,400,000.01  - 1,500,000.00              12,844,439.79      2.45                9              1.21
        1,500,000.01  - 1,600,000.00               8,801,248.96      1.68                6              0.80
        1,600,000.01  - 1,700,000.00               4,865,000.00      0.93                3              0.40
        1,700,000.01  - 1,800,000.00               4,932,840.49      0.94                3              0.40
        1,800,000.01  - 1,900,000.00               7,417,000.00      1.42                4              0.54
        1,900,000.01  - 2,000,000.00              17,862,500.00      3.41                9              1.21
        2,000,000.01  - 2,100,000.00               2,100,000.00      0.40                1              0.13
        2,100,000.01  - 2,200,000.00               4,285,000.00      0.82                2              0.27
        2,200,000.01  - 2,300,000.00               6,743,600.00      1.29                3              0.40
        2,400,000.01  - 2,500,000.00               2,500,000.00      0.48                1              0.13
        2,800,000.01  - 2,900,000.00               2,860,000.00      0.55                1              0.13
        2,900,000.01  - 3,000,000.00              11,992,804.41      2.29                4              0.54
                     >  3,000,000.00               3,200,000.00      0.61                1              0.13

                                                       CURRENT
       NOTE RATE (%):                          PRINCIPAL BAL($)    PCT($)       # OF LOANS            PCT(#)
         6.750  -  6.750                           2,139,600.00      0.41                6              0.80
         6.751  -  7.000                          20,518,693.96      3.92               29              3.89
         7.001  -  7.250                         246,198,895.39     47.03              331             44.37
         7.251  -  7.500                         223,302,894.09     42.65              341             45.71
         7.501  -  7.750                          25,796,957.27      4.93               32              4.29
         7.751  -  8.000                           4,568,750.00      0.87                6              0.80
         8.751  -  8.875                           1,000,000.00      0.19                1              0.13



The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                       CURRENT
       GROSS MARGIN(%):                        PRINCIPAL BAL($)    PCT($)       # OF LOANS            PCT(#)
         0.500                                       914,600.00      0.17                3              0.40
         0.625                                     5,963,173.96      1.14                6              0.80
         0.750                                     6,378,820.00      1.22                9              1.21
         0.875                                     3,620,500.00      0.69                7              0.94
         1.000                                   241,367,415.39     46.10              328             43.97
         1.125                                     5,635,591.00      1.08                9              1.21
         1.250                                   215,537,583.09     41.17              324             43.43
         1.375                                    27,874,000.00      5.32               43              5.76
         1.500                                    10,665,357.27      2.04               10              1.34
         1.625                                     1,543,750.00      0.29                1              0.13
         1.750                                     3,025,000.00      0.58                5              0.67
         2.625                                     1,000,000.00      0.19                1              0.13

       MAX INT RATE(%):
        10.750                                   523,525,790.71    100.00              746            100.00

       HIGH FICO SCORE:
            <=   0                                 6,192,067.21      1.18               13              1.74
        551  - 600                                   995,000.00      0.19                1              0.13
        601  - 650                                 7,447,132.46      1.42                7              0.94
        651  - 700                                44,659,086.56      8.53               64              8.58
        701  - 750                               148,547,851.59     28.37              206             27.61
        751  - 800                               283,774,637.34     54.20              404             54.16
        801  - 822                                31,910,015.55      6.10               51              6.84

       LOW FICO SCORE:
            <=   0                                 6,192,067.21      1.18               13              1.74
        501  - 550                                   995,000.00      0.19                1              0.13
        551  - 600                                 1,538,000.00      0.29                2              0.27
        601  - 650                                14,397,950.48      2.75               19              2.55
        651  - 700                                77,394,649.56     14.78              107             14.34
        701  - 750                               185,952,625.59     35.52              264             35.39
        751  - 800                               233,054,997.87     44.52              332             44.50
        801  - 813                                 4,000,500.00      0.76                8              1.07


The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                       CURRENT
       ORIGINAL LTV(%):                        PRINCIPAL BAL($)    PCT($)       # OF LOANS            PCT(#)
          8.33  -  10.00                             400,000.00      0.08                1              0.13
         10.01  -  15.00                           1,814,660.00      0.35                4              0.54
         15.01  -  20.00                           3,977,500.00      0.76                6              0.80
         20.01  -  25.00                           1,100,000.00      0.21                3              0.40
         25.01  -  30.00                           4,365,000.00      0.83                5              0.67
         30.01  -  35.00                          15,595,430.89      2.98               23              3.08
         35.01  -  40.00                          15,676,726.51      2.99               22              2.95
         40.01  -  45.00                          10,246,498.96      1.96               15              2.01
         45.01  -  50.00                          25,155,560.51      4.81               32              4.29
         50.01  -  55.00                          18,834,864.02      3.60               25              3.35
         55.01  -  60.00                          46,041,979.96      8.79               48              6.43
         60.01  -  65.00                          44,134,226.44      8.43               51              6.84
         65.01  -  70.00                          56,975,581.99     10.88               71              9.52
         70.01  -  75.00                          78,469,391.31     14.99              104             13.94
         75.01  -  80.00                         112,314,341.12     21.45              206             27.61
         80.01  -  85.00                           9,630,202.46      1.84               13              1.74
         85.01  -  90.00                          13,945,055.00      2.66               17              2.28
         90.01  -  95.00                           3,273,423.00      0.63                5              0.67
         95.01  - 100.00                          61,575,348.54     11.76               95             12.73

       ORIGINAL LTC(%):
               <=   0.00                           1,388,000.00      0.27                3              0.40
          5.01  -  10.00                             400,000.00      0.08                1              0.13
         10.01  -  15.00                           1,814,660.00      0.35                4              0.54
         15.01  -  20.00                           3,977,500.00      0.76                6              0.80
         20.01  -  25.00                           3,100,000.00      0.59                4              0.54
         25.01  -  30.00                           4,365,000.00      0.83                5              0.67
         30.01  -  35.00                          15,245,430.89      2.91               22              2.95
         35.01  -  40.00                          15,676,726.51      2.99               22              2.95
         40.01  -  45.00                          12,246,498.96      2.34               16              2.14
         45.01  -  50.00                          23,065,560.51      4.41               31              4.16
         50.01  -  55.00                          18,834,864.02      3.60               25              3.35
         55.01  -  60.00                          47,094,979.96      9.00               49              6.57
         60.01  -  65.00                          48,111,132.69      9.19               55              7.37
         65.01  -  70.00                          71,901,981.99     13.73               90             12.06
         70.01  -  75.00                          95,199,004.31     18.18              124             16.62
         75.01  -  80.00                         146,778,718.41     28.04              272             36.46
         80.01  -  85.00                           6,368,332.46      1.22                7              0.94
         85.01  -  90.00                           7,957,400.00      1.52               10              1.34


The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                       CURRENT
       REMAINING TERM(MTHS):                   PRINCIPAL BAL($)    PCT($)       # OF LOANS            PCT(#)
        347  - 348                                 1,500,000.00      0.29                2              0.27
        349  - 350                                 9,585,501.02      1.83                5              0.67
        351  - 352                                13,923,540.21      2.66               12              1.61
        353  - 354                               137,161,056.89     26.20              184             24.66
        355  - 356                               133,187,199.38     25.44              201             26.94
        357  - 358                                93,450,397.21     17.85              138             18.50
        359  - 360                               134,718,096.00     25.73              204             27.35

       RATE CHANGE DATE:
        06/01/00                                 469,200,790.71     89.62              656             87.94
        07/01/00                                  54,325,000.00     10.38               90             12.06

       BLANKET FLAG:
        NO                                       501,200,198.13     95.74              720             96.51
        YES                                       22,325,592.58      4.26               26              3.49

       PREPAY PENALTY:
        NO PREPAYMENT PENALTY                      6,067,569.90      1.16                9              1.21
        PREPAYMENT PENALTY                       517,458,220.81     98.84              737             98.79

       IO FLAG:
        INTEREST ONLY (10 YRS)                   523,525,790.71    100.00              746            100.00

       CONVERTIBLE FLAG:
        CONVERTIBLE                              523,525,790.71    100.00              746            100.00

       MODIFIABLE FLAG:
        MODIFIABLE                               523,525,790.71    100.00              746            100.00

       OCCUPANCY:
        PRIMARY                                  406,821,534.94     77.71              583             78.15
        SECOND HOME                              116,704,255.77     22.29              163             21.85

       DOCUMENTATION:
        FULL                                     523,525,790.71    100.00              746            100.00

       PROPERTY TYPE:
        SINGLE FAMILY                            319,299,422.84     60.99              438             58.71
        PUD                                       96,778,643.37     18.49              131             17.56
        CONDOMINIUM                               60,156,770.47     11.49              102             13.67
        COOPERATIVE                               23,590,361.45      4.51               48              6.43
        BLANKET                                   22,325,592.58      4.26               26              3.49
        2-4 FAMILY                                 1,375,000.00      0.26                1              0.13


The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                       CURRENT
       LOAN PURPOSE:                           PRINCIPAL BAL($)     PCT($)      # OF LOANS           PCT (#)
        CASH OUT REFINANCE                       103,626,973.19      19.79             150             20.11
        PURCHASE                                 372,203,362.09      71.10             536             71.85
        RATE/TERM REFINANCE                       47,695,455.43       9.11              60              8.04

       STATE:
        ARIZONA                                   17,625,907.67       3.37              30              4.02
        CALIFORNIA                               127,263,559.25      24.31             150             20.11
        COLORADO                                  29,401,331.19       5.62              33              4.42
        CONNECTICUT                               19,748,062.10       3.77              27              3.62
        DELAWARE                                   1,172,666.00       0.22               3              0.40
        DISTRICT OF COLUMBIA                       1,394,000.00       0.27               2              0.27
        FLORIDA                                   20,271,974.00       3.87              37              4.96
        GEORGIA                                    9,388,800.24       1.79              15              2.01
        HAWAII                                       356,250.00       0.07               1              0.13
        IDAHO                                      4,120,353.15       0.79               7              0.94
        ILLINOIS                                   3,840,600.00       0.73               6              0.80
        KANSAS                                       800,000.00       0.15               1              0.13
        LOUISIANA                                    310,000.00       0.06               1              0.13
        MAINE                                      2,058,000.00       0.39               3              0.40
        MARYLAND                                  13,709,964.10       2.62              17              2.28
        MASSACHUSETTS                             95,065,266.94      18.16             139             18.63
        MICHIGAN                                   5,143,249.67       0.98               6              0.80
        MINNESOTA                                    445,000.00       0.09               1              0.13
        MONTANA                                      500,000.00       0.10               1              0.13
        NEVADA                                       622,486.00       0.12               1              0.13
        NEW HAMPSHIRE                              3,671,500.00       0.70               8              1.07
        NEW JERSEY                                18,990,056.47       3.63              24              3.22
        NEW MEXICO                                   340,000.00       0.06               1              0.13
        NEW YORK                                  65,160,514.30      12.45              94             12.60
        NORTH CAROLINA                             6,397,037.58       1.22              12              1.61
        OHIO                                         697,819.71       0.13               1              0.13
        OREGON                                     3,560,899.14       0.68               7              0.94
        PENNSYLVANIA                              32,127,712.96       6.14              59              7.91
        RHODE ISLAND                               2,344,178.12       0.45               3              0.40
        SOUTH CAROLINA                             3,091,000.00       0.59               3              0.40
        TENNESSEE                                    860,000.00       0.16               1              0.13
        TEXAS                                      9,280,973.62       1.77              15              2.01
        UTAH                                       3,078,000.00       0.59               4              0.54
        VERMONT                                    3,609,800.00       0.69               7              0.94
        VIRGINIA                                   7,367,989.70       1.41              11              1.47
        WASHINGTON                                 7,662,125.00       1.46              12              1.61
        WISCONSIN                                  1,373,713.80       0.26               2              0.27
        WYOMING                                      675,000.00       0.13               1              0.13


The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

The information contained herein has been prepared on the basis of information provided by the issuer or one or more of its affiliates to assist interested parties in making a preliminary analysis of the proposed transaction and does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the proposed transaction. We have not verified any of the information contained herein and assume no responsibility for the accuracy or completeness thereof. The information contained herein does not constitute an offer to sell, nor a solicitation of an offer to buy, any security or other financial instrument. Any such offer or solicitation may only be made by means of the Private Placement Memorandum, which will be made available by Greenwich Capital Markets, Inc., the Initial Purchaser. The terms of this Preliminary Term Sheet are qualified in their entirety by the information contained in the Private Placement Memorandum, which will supersede, in its entirety, the terms hereof. This Preliminary Term Sheet is submitted on a confidential basis to a limited number of institutional investors and may not be reproduced in whole or in part, nor may it be distributed or any of its contents disclosed to anyone other than the prospective investor to whom it has been submitted by the Initial Purchaser. Terms used but not defined herein shall have the meanings set forth in the Private Placement Memorandum.


       PRELIMINARY TERM SHEET                   DATE PREPARED: MAY 30, 2000

                     MELLON RESIDENTIAL FUNDING CORPORATION

              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2000-TBC2

              =====================================================

                               THE BOSTON COMPANY

              =====================================================

              $4,974,691 (APPROXIMATE, SUBJECT TO FINAL COLLATERAL)

                         PRIVATELY OFFERED CERTIFICATES

                 ONE MONTH LIBOR ARM RESIDENTIAL MORTGAGE LOANS


=================================================================================================================================
                                      WAL         Payment Window
               Principal (1)      To Put/Mat        To Put/Mat       Initial Interest                        Expected Ratings
   Class      Amount (Approx.)    (Years) (2)       (Months) (2)        Rate Type          Tranche Type          Moody's (4)
   ------     ----------------    -----------       ------------       --------------      -------------         -----------
     B-4         $1,571,000       3.00/15.61       36-36/121-356          WAC (3)           Subordinate              Ba2
     B-5          1,571,000       3.00/15.61       36-36/121-356          WAC (3)           Subordinate              B2
     B-6          1,832,691       3.00/15.61       36-36/121-356          WAC (3)           Subordinate              NR
=================================================================================================================================
TOTAL            $4,974,691

(1) The Privately Offered Certificates (as described herein) are collateralized by a pool of adjustable rate residential mortgage loans. Class sizes are subject to final collateral and rating agency approval.

(2) As described further herein, the Privately Offered Certificates may be put to Mellon Bank under certain circumstances.

(3) The Certificate Interest Rate for the Privately Offered Certificates will always be equal to the Net WAC of the Mortgage Loans, (before and after the Put Date) subject to the amount of available funds. The Net WAC and the net weighted average maximum rate of the Mortgage Loans will be approximately 6.981% and 10.366% respectively for the first Distribution Date.

(4) In addition, dependent ratings of [A1] will be assigned by Moody's to each class of rated Privately Offered Certificates to address the creditworthiness of Mellon Bank, N.A. to fulfill its obligations with respect to the Put Option (as described herein).


GREENWICH CAPITAL
=========--------------------------------------------------------------------
Mellon Financial Markets, LLC

The information contained herein has been prepared on the basis of information provided by the issuer or one or more of its affiliates to assist interested parties in making a preliminary analysis of the proposed transaction and does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the proposed transaction. We have not verified any of the information contained herein and assume no responsibility for the accuracy or completeness thereof. The information contained herein does not constitute an offer to sell, nor a solicitation of an offer to buy, any security or other financial instrument. Any such offer or solicitation may only be made by means of the Private Placement Memorandum, which will be made available by Greenwich Capital Markets, Inc., the Initial Purchaser. The terms of this Preliminary Term Sheet are qualified in their entirety by the information contained in the Private Placement Memorandum, which will supersede, in its entirety, the terms hereof. This Preliminary Term Sheet is submitted on a confidential basis to a limited number of institutional investors and may not be reproduced in whole or in part, nor may it be distributed or any of its contents disclosed to anyone other than the prospective investor to whom it has been submitted by the Initial Purchaser. Terms used but not defined herein shall have the meanings set forth in the Private Placement Memorandum.


Initial Purchasers:       Greenwich Capital Markets, Inc. and Mellon Financial
                          Markets, LLC.

Seller and
Master Servicer:          Boston Safe Deposit and Trust ("THE BOSTON COMPANY").

Trustee:                  Norwest Bank Minnesota, National Association.

Statistical Cut-off Date: May 1, 2000.

Cut-off Date:             June 1, 2000.

Pricing Date:             On or about June 1, 2000.

Closing Date:             On or about June 15, 2000.

Certificates:             The "PRIVATELY OFFERED CERTIFICATES" will consist of
                          the Class B-4, Class B-5 and Class B-6 Certificates.
                          The "SENIOR CERTIFICATES" will consist of the Class
                          A-1 Certificates, the Class X Certificates and the
                          Class A-R Certificate. The "SUBORDINATE CERTIFICATES" will consist of the Class B-1, Class B-2, Class B-3,
                          Class B-4, Class B-5 and Class B-6 Certificates.

Accrued Interest:         The price to be paid by investors for the Privately
                          Offered Certificates will include accrued interest from June 1, 2000 (the "CUT-OFF DATE") up to, but not including, the Closing Date (14 days).

Interest Accrual Period:  The interest accrual period for each class of
                          Privately Offered Certificates will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Distribution Date:        The 15th day of each month (or the next succeeding
                          business day), commencing on July 17, 2000.

Registration:             The Privately Offered Certificates will be made
                          available in definitive fully registered physical form.

Federal Tax Treatment:    It is anticipated that the Privately Offered
                          Certificates will each be treated in part as a REMIC regular interest and in part as ownership of a put option for tax purposes.

ERISA Eligibility:        The Privately Offered Certificates are NOT EXPECTED to
                          be ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Privately Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA Treatment:          The Privately Offered Certificates are NOT EXPECTED to
                          constitute "mortgage related securities" for purposes of SMMEA.




GREENWICH CAPITAL
=========--------------------------------------------------------------------
Mellon Financial Markets, LLC

The information contained herein has been prepared on the basis of information provided by the issuer or one or more of its affiliates to assist interested parties in making a preliminary analysis of the proposed transaction and does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the proposed transaction. We have not verified any of the information contained herein and assume no responsibility for the accuracy or completeness thereof. The information contained herein does not constitute an offer to sell, nor a solicitation of an offer to buy, any security or other financial instrument. Any such offer or solicitation may only be made by means of the Private Placement Memorandum, which will be made available by Greenwich Capital Markets, Inc., the Initial Purchaser. The terms of this Preliminary Term Sheet are qualified in their entirety by the information contained in the Private Placement Memorandum, which will supersede, in its entirety, the terms hereof. This Preliminary Term Sheet is submitted on a confidential basis to a limited number of institutional investors and may not be reproduced in whole or in part, nor may it be distributed or any of its contents disclosed to anyone other than the prospective investor to whom it has been submitted by the Initial Purchaser. Terms used but not defined herein shall have the meanings set forth in the Private Placement Memorandum.


Eligible Investors:       Investors will be required to deliver representation
                          letters that they are either qualified institutional buyers under Rule 144A or institutional accredited investors under Rule 501(a) of Regulation D. In addition, investors will be required to deliver a representation letter that their purchase will not be a prohibited transaction under ERISA.

Put Option:               During the 5 business day period ending on the
                          Distribution Date in April 2003 each of the certificateholders (with the exception of the holders of the Class X Certificates or the Class A-R
                          Certificate) will have the option to require Mellon
                          Bank, N.A. ("Mellon Bank") to purchase such certificateholder's certificates of the related class on the Distribution Date in June 2003 (the "Put
                          Date"). For the Class B-4 and Class B-5 Privately
                          Offered Certificates, the repurchase price will be 80%
                          (based on the outstanding certificate balance). For the Class B-6 Privately Offered Certificates, the repurchase price will be 20% (based on the outstanding certificate balance).

Clean-Up Option:          If the Put Option is exercised with respect to more
                          than 90% of the aggregate outstanding principal balance of the putable certificates, Mellon Bank will have the option to purchase all of the outstanding putable certificates, including putable certificates with respect to which the applicable certificateholder has not exercised the Put Option.

Optional Termination:     The terms of the transaction allow for a termination
                          of the Privately Offered Certificates which may be exercised once the current principal balance of the Mortgage Loans is equal to 10% or less of the initial principal balance of the Mortgage Loans as of the Cut-off Date.

Pricing Prepayment Speed: The Privately Offered Certificates will be priced to a prepayment speed of 18% CPR.

Rating Agencies:          Moody's will rate the Class B-4 and Class B-5
                          Certificates. No rating agency will rate the Class B-6
                          Certificates.

Mortgage Loans:           As of the Statistical Cut-off Date, the initial
                          aggregate principal balance of the Mortgage Loans (the
                          "POOL BALANCE") will be approximately $523,525,791, all of which are One Month LIBOR ARMs. From the Statistical Cut-off Date to the Cut-off Date, the principal balance of the Mortgage Loans may be reduced by principal prepayments. The Mortgage Loans are secured by first liens on one- to four-family residential properties. The Mortgage Loans are all modifiable and convertible. If a borrower exercises his or her right to convert or modify a Mortgage
                          Loan's terms, the Seller will be obligated to repurchase such Mortgage Loan. For further information, please see the attached collateral description of the Mortgage Loans.



GREENWICH CAPITAL
=========--------------------------------------------------------------------
Mellon Financial Markets, LLC

The information contained herein has been prepared on the basis of information provided by the issuer or one or more of its affiliates to assist interested parties in making a preliminary analysis of the proposed transaction and does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the proposed transaction. We have not verified any of the information contained herein and assume no responsibility for the accuracy or completeness thereof. The information contained herein does not constitute an offer to sell, nor a solicitation of an offer to buy, any security or other financial instrument. Any such offer or solicitation may only be made by means of the Private Placement Memorandum, which will be made available by Greenwich Capital Markets, Inc., the Initial Purchaser. The terms of this Preliminary Term Sheet are qualified in their entirety by the information contained in the Private Placement Memorandum, which will supersede, in its entirety, the terms hereof. This Preliminary Term Sheet is submitted on a confidential basis to a limited number of institutional investors and may not be reproduced in whole or in part, nor may it be distributed or any of its contents disclosed to anyone other than the prospective investor to whom it has been submitted by the Initial Purchaser. Terms used but not defined herein shall have the meanings set forth in the Private Placement Memorandum.


Credit Enhancement:       Senior/subordinate, shifting interest structure.

                          Credit enhancement for the Class B-4 Certificates will consist of the subordination of the Class B-5 and Class B-6 Certificates (total subordination initially [0.65%]).

                          Credit enhancement for the Class B-5 Certificates will consist of the subordination of the Class B-6 Certificates (total subordination initially [0.35%]).

                          The Class B-6 Certificates will not have the benefit of any credit enhancement.

Shifting Interest:        Until the first Distribution Date occurring after June
                          2010 the Subordinate Certificates will be locked out from receipt of any principal (unless the Senior
                          Certificates are paid down to zero prior to such
                          date). After such time and subject to standard collateral performance triggers, the Subordinate
                          Certificates will receive their pro-rata share of scheduled principal and increasing portions of unscheduled principal prepayments. The prepayment percentages on the Subordinate Certificates are as follows:

                             July 2000 - June 2010         0% Pro Rata Share
                             July 2010 - June 2011        30% Pro Rata Share
                             July 2011 - June 2012        40% Pro Rata Share
                             July 2012 - June 2013        60% Pro Rata Share
                             July 2013 - June 2014        80% Pro Rata Share
                             July 2014 and after         100% Pro Rata Share

                          Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage (aggregate current senior balance divided by aggregate current pool balance) exceeds the initial senior percentage (aggregate initial senior balance divided by aggregate initial pool balance), the Senior Certificates will receive all unscheduled principal prepayments, regardless of any prepayment percentages.

Allocation of
Realized Losses:          Any realized losses, other than excess losses, on the
                          Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective Class Principal Balance has been reduced to zero; thereafter, to the Senior Certificates pro-rata in reduction of their respective Class Principal
                          Balances.

                          Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to all classes of certificates on a pro-rata basis.



GREENWICH CAPITAL
=========--------------------------------------------------------------------
Mellon Financial Markets, LLC

The information contained herein has been prepared on the basis of information provided by the issuer or one or more of its affiliates to assist interested parties in making a preliminary analysis of the proposed transaction and does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the proposed transaction. We have not verified any of the information contained herein and assume no responsibility for the accuracy or completeness thereof. The information contained herein does not constitute an offer to sell, nor a solicitation of an offer to buy, any security or other financial instrument. Any such offer or solicitation may only be made by means of the Private Placement Memorandum, which will be made available by Greenwich Capital Markets, Inc., the Initial Purchaser. The terms of this Preliminary Term Sheet are qualified in their entirety by the information contained in the Private Placement Memorandum, which will supersede, in its entirety, the terms hereof. This Preliminary Term Sheet is submitted on a confidential basis to a limited number of institutional investors and may not be reproduced in whole or in part, nor may it be distributed or any of its contents disclosed to anyone other than the prospective investor to whom it has been submitted by the Initial Purchaser. Terms used but not defined herein shall have the meanings set forth in the Private Placement Memorandum.

Certificates
Priority of Distributions:  Available funds from the Mortgage Loans will be distributed in the following order of priority:

                            1) Senior Certificates, accrued and unpaid interest at the related Certificate Interest Rate.

                            2) Class A-R Certificate, principal, until its balance is reduced to zero.

                            3) Class A-1 Certificates, principal, until its balance is reduced to zero.

                            4) Class B-1, Class B-2 and Class B-3 Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rate and the respective share of principal.

                            5) Class B-4 Certificates, accrued and unpaid interest at the Class B-4 Certificate Interest Rate.

                            6)  Class B-4 Certificates, principal.

                            7) Class B-5 Certificates, accrued and unpaid interest at the Class B-5 Certificate Interest Rate.

                            8)  Class B-5 Certificates, principal.

                            9) Class B-6 Certificates, accrued and unpaid interest at the Class B-6 Certificate Interest Rate.

                            10) Class B-6 Certificates, principal.

                            11) Class A-R Certificates, any remaining amount.


UNDERWRITING STANDARDS

The Boston Company's underwriting process is intended to assess both the prospective borrower's credit standing and ability to repay, and the value and adequacy of the mortgaged property as collateral. In underwriting a Mortgage Loan, The Boston Company relies primarily on the borrower's ability to repay the loan, determined by analyzing the borrower's cash flow, liquidity and overall financial condition and the value of the mortgaged property as a measure of the extent of its recovery in the event of a default. In determining the adequacy of the property as collateral for a loan, appraisals are obtained from qualified outside appraisers approved by The Boston Company.

THE MASTER SERVICER

The Mortgage Loans will be master serviced by The Boston Company. The Boston Company has a subservicing agreement in place with Dovenmuehle Mortgage, Inc. which provides subservicing of the Mortgage Loans.





GREENWICH CAPITAL
=========--------------------------------------------------------------------
Mellon Financial Markets, LLC

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc., the placement agent, in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Material's accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate of timing of payments on any of the underlying assets or the payments or yield on the securities.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed in this communication. Prospective purchasers are referred to the final private placement memorandum relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. A final private placement memorandum may be obtained by contacting GCM's Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                        PRICE DISCOUNT MARGIN TABLES (%)


CLASS B-4 (TO PUT)
---------------------------------------------------------------------------------------------------------------------------------
         COUPON          6.9806%
---------------------------------------------------------------------------------------------------------------------------------
         FLAT
         PRICE          12% CPR         15% CPR      18% CPR        25% CPR         30% CPR         35% CPR         40% CPR
=================================================================================================================================
         76-26+          3.999           3.999        3.999           3.999          3.999           3.999           3.999
=================================================================================================================================
        WAL (YR)          3.00            3.00         3.00            3.00           3.00            3.00            3.00
        MDUR (YR)         2.49            2.49         2.49            2.49           2.49            2.49            2.49
     FIRST PRIN PAY     06/15/03        06/15/03     06/15/03        06/15/03       06/15/03        06/15/03        06/15/03
      LAST PRIN PAY     06/15/03        06/15/03     06/15/03        06/15/03       06/15/03        06/15/03        06/15/03
---------------------------------------------------------------------------------------------------------------------------------


CLASS B-4 (TO MATURITY)
---------------------------------------------------------------------------------------------------------------------------------
         COUPON              6.9806%
---------------------------------------------------------------------------------------------------------------------------------
         FLAT
         PRICE               12% CPR      15% CPR       18% CPR      25% CPR         30% CPR         35% CPR         40% CPR
=================================================================================================================================
            76-26+            3.676        3.729         3.777        3.882           4.199           4.600           5.050
=========================--------------------------------------------------------------------------------------------------------
        WAL (YR)              16.95        16.21         15.61        14.41           12.05           10.08           8.54
        MDUR (YR)             7.98         7.86          7.75          7.52           6.87            6.18            5.55
     FIRST PRIN PAY         07/15/10     07/15/10      07/15/10      07/15/10       11/15/09        04/15/08        01/15/07
      LAST PRIN PAY         02/15/30     02/15/30      02/15/30      02/15/30       02/15/30        02/15/30        02/15/30
---------------------------------------------------------------------------------------------------------------------------------


CLASS B-5 (TO PUT)
----------------------------------------------------------------------------------------------------------------------------------
         COUPON              6.9806%
----------------------------------------------------------------------------------------------------------------------------------
         FLAT
         PRICE              12% CPR         15% CPR       18% CPR        25% CPR       30% CPR       35% CPR         40% CPR
==================================================================================================================================
         70-05               7.498           7.498         7.498           7.498        7.498         7.498           7.498
=========================---------------------------------------------------------------------------------------------------------
        WAL (YR)              3.00            3.00          3.00            3.00         3.00          3.00            3.00
        MDUR (YR)             2.43            2.43          2.43            2.43         2.43          2.43            2.43
     FIRST PRIN PAY         06/15/03        06/15/03      06/15/03        06/15/03     06/15/03      06/15/03        06/15/03
      LAST PRIN PAY         06/15/03        06/15/03      06/15/03        06/15/03     06/15/03      06/15/03        06/15/03
----------------------------------------------------------------------------------------------------------------------------------


CLASS B-5 (TO MATURITY)
-----------------------------------------------------------------------------------------------------------------------------------
         COUPON          6.9806%
-----------------------------------------------------------------------------------------------------------------------------------
         FLAT
         PRICE           12% CPR       15% CPR         18% CPR        25% CPR         30% CPR         35% CPR         40% CPR
===================================================================================================================================
         70-05             4.789         4.859           4.920          5.058           5.481           6.019           6.625
======================-------------------------------------------------------------------------------------------------------------
        WAL (YR)           16.95         16.21           15.61          14.41           12.05           10.08           8.54
        MDUR (YR)           7.57          7.46            7.37           7.18            6.59            5.96            5.36
     FIRST PRIN PAY      07/15/10      07/15/10        07/15/10        07/15/10       11/15/09        04/15/08        01/15/07
      LAST PRIN PAY      02/15/30      02/15/30        02/15/30        02/15/30       02/15/30        02/15/30        02/15/30
-----------------------------------------------------------------------------------------------------------------------------------


"Full Price" = "Flat Price" + Accrued Interest.

Duration and related sensitivities are calculated at midpoint price.

Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as the initial purchaser in connection with the proposed transaction.

                        PRICE DISCOUNT MARGIN TABLES (%)

CLASS B-6 (TO PUT)
-----------------------------------------------------------------------------------------------------------------------------------
         COUPON           6.9806%
-----------------------------------------------------------------------------------------------------------------------------------
         FLAT
         PRICE           12% CPR       15% CPR         18% CPR        25% CPR         30% CPR         35% CPR         40% CPR
===================================================================================================================================
         20-00           29.479        29.479          29.479          29.479         29.479          29.479          29.479
======================-------------------------------------------------------------------------------------------------------------
        WAL (YR)           3.00          3.00            3.00            3.00           3.00            3.00            3.00
       MDUR (YR)           1.56          1.56            1.56            1.56           1.56            1.56            1.56
     FIRST PRIN PAY      06/15/03      06/15/03        06/15/03        06/15/03       06/15/03        06/15/03        06/15/03
     LAST PRIN PAY       06/15/03      06/15/03        06/15/03        06/15/03       06/15/03        06/15/03        06/15/03
-----------------------------------------------------------------------------------------------------------------------------------


CLASS B-6 (TO MATURITY)
-------------------------------------------------------------------------------------------------------------------------------
         COUPON            6.9806%
-------------------------------------------------------------------------------------------------------------------------------
         FLAT
         PRICE             12% CPR      15% CPR     18% CPR        25% CPR         30% CPR         35% CPR         40% CPR
===============================================================================================================================
         20-00             30.516       30.608      30.692          30.894         31.892          33.596          35.815
=======================--------------------------------------------------------------------------------------------------------
        WAL (YR)            16.95        16.21       15.61          14.41           12.05           10.08           8.54
       MDUR (YR)             2.47         2.48        2.49           2.51            2.56            2.57            2.53
     FIRST PRIN PAY       07/15/10     07/15/10    07/15/10        07/15/10       11/15/09        04/15/08        01/15/07
     LAST PRIN PAY        02/15/30     02/15/30    02/15/30        02/15/30       02/15/30        02/15/30        02/15/30
-------------------------------------------------------------------------------------------------------------------------------



"Full Price" = "Flat Price" + Accrued Interest.

Duration and related sensitivities are calculated at midpoint price.

Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as the initial purchaser in connection with the proposed transaction.

                     MELLON RESIDENTIAL FUNDING CORPORATION
               MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2000-TBC2
                           SCHEDULED 05/01/00 BALANCES


PRODUCT:                                      One Month Libor ARMs
TOTAL CURRENT BALANCE:                              523,525,790.71
NUMBER OF LOANS:                                               746

                                                AVG/WAVG                        MIN               MAX
AVG CURRENT BALANCE:                         $701,777.20                 $19,950.00     $3,200,000.00
AVG ORIGINAL BALANCE:                        $705,998.31                 $19,950.00     $3,200,000.00

WAVG NOTE RATE:                                    7.365%                     6.750%            8.875%
WAVG GROSS MARGIN:                                 1.135%                     0.500%            2.625%
WAVG MAX INT RATE:                                10.750%                    10.750%           10.750%


WAVG PERIOD RATE CAP:                              0.000%                     0.000%            0.000%

WAVG HIGH FICO SCORE                                 754                          0               822
WAVG LOW FICO SCORE:                                 738                          0               813


WAVG ORIGINAL LTV:                                 69.77%                      8.33%           100.00%
WAVG ORIGINAL LTC:                                 66.15%                      0.00%            90.00%

WAVG NEXT RATE RESET:                                1.10  Months               1.00              2.00  Months

WAVG ORIGINAL TERM:                                360.00  Months             360.00            360.00  Months
WAVG STATED REM TERM:                              356.00  Months             347.00            360.00  Months
WAVG SEASONING:                                      4.00  Months               0.00             13.00  Months


TOP STATE CONC($):                      24.31% California, 18.16%  Massachusetts, 12.45% New York
MAXIMUM ZIP CODE CONC($):               2.12% 81611 (Aspen, CO)

NOTE DATE:                              Mar 22, 1999 - Apr 25, 2000
FIRST PAY DATE:                         May 01, 1999 - Jun 01, 2000
RATE CHANGE DATE:                       Jun 01, 2000 - Jul 01, 2000
MATURITY DATE:                          Apr 01, 2029 - May 01, 2030


The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the private placement memorandum. Such information supersedes the information in all prior collateral term sheets, if any.

                                                 CURRENT
INDEX:                                    PRINCIPAL BAL($)     PCT($)        # OF LOANS        PCT(#)
 1 MO LIBOR                               523,525,790.71       100.00               746        100.00

DELINQUENCY:
CURRENT                                   523,525,790.71       100.00               746        100.00

CURRENT BALANCE($):
    19,950.00  -   100,000.00                 416,450.00         0.08                 6          0.80
   100,000.01  -   200,000.00               2,262,550.00         0.43                13          1.74
   200,000.01  -   300,000.00              20,715,242.55         3.96                78         10.46
   300,000.01  -   400,000.00              37,107,260.42         7.09               104         13.94
   400,000.01  -   500,000.00              50,596,741.04         9.66               109         14.61
   500,000.01  -   600,000.00              49,390,778.40         9.43                88         11.80
   600,000.01  -   700,000.00              46,597,789.58         8.90                71          9.52
   700,000.01  -   800,000.00              27,995,803.08         5.35                37          4.96
   800,000.01  -   900,000.00              34,569,626.04         6.60                40          5.36
   900,000.01  - 1,000,000.00              71,811,292.33        13.72                73          9.79
 1,000,000.01  - 1,100,000.00              55,263,432.84        10.56                51          6.84
 1,100,000.01  - 1,200,000.00              18,846,235.66         3.60                16          2.14
 1,200,000.01  - 1,300,000.00              11,340,578.12         2.17                 9          1.21
 1,300,000.01  - 1,400,000.00               9,685,340.49         1.85                 7          0.94
 1,400,000.01  - 1,500,000.00              11,749,516.79         2.24                 8          1.07
 1,500,000.01  - 1,600,000.00               9,331,248.96         1.78                 6          0.80
 1,600,000.01  - 1,700,000.00               3,335,000.00         0.64                 2          0.27
 1,700,000.01  - 1,800,000.00               3,550,000.00         0.68                 2          0.27
 1,800,000.01  - 1,900,000.00               7,417,000.00         1.42                 4          0.54
 1,900,000.01  - 2,000,000.00              17,862,500.00         3.41                 9          1.21
 2,000,000.01  - 2,100,000.00               2,100,000.00         0.40                 1          0.13
 2,100,000.01  - 2,200,000.00               4,285,000.00         0.82                 2          0.27
 2,200,000.01  - 2,300,000.00               6,743,600.00         1.29                 3          0.40
 2,400,000.01  - 2,500,000.00               2,500,000.00         0.48                 1          0.13
 2,800,000.01  - 2,900,000.00               2,860,000.00         0.55                 1          0.13
 2,900,000.01  - 3,000,000.00              11,992,804.41         2.29                 4          0.54
              >  3,000,000.00               3,200,000.00         0.61                 1          0.13


The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the private placement memorandum. Such information supersedes the information in all prior collateral term sheets, if any.

                                                       CURRENT
       ORIGINAL BALANCE($):                    PRINCIPAL BAL($)    PCT($)       # OF LOANS            PCT(#)
           19,950.00  -   100,000.00                 416,450.00      0.08                6              0.80
          100,000.01  -   200,000.00               2,262,550.00      0.43               13              1.74
          200,000.01  -   300,000.00              20,206,001.85      3.86               76             10.19
          300,000.01  -   400,000.00              36,199,331.93      6.91              102             13.67
          400,000.01  -   500,000.00              51,290,845.48      9.80              111             14.88
          500,000.01  -   600,000.00              48,340,937.70      9.23               87             11.66
          600,000.01  -   700,000.00              48,370,695.03      9.24               74              9.92
          700,000.01  -   800,000.00              27,995,803.08      5.35               37              4.96
          800,000.01  -   900,000.00              33,727,626.04      6.44               39              5.23
          900,000.01  - 1,000,000.00              70,653,292.33     13.50               72              9.65
        1,000,000.01  - 1,100,000.00              54,088,509.84     10.33               50              6.70
        1,100,000.01  - 1,200,000.00              19,926,235.66      3.81               17              2.28
        1,200,000.01  - 1,300,000.00              11,340,578.12      2.17                9              1.21
        1,300,000.01  - 1,400,000.00               8,302,500.00      1.59                6              0.80
        1,400,000.01  - 1,500,000.00              12,844,439.79      2.45                9              1.21
        1,500,000.01  - 1,600,000.00               8,801,248.96      1.68                6              0.80
        1,600,000.01  - 1,700,000.00               4,865,000.00      0.93                3              0.40
        1,700,000.01  - 1,800,000.00               4,932,840.49      0.94                3              0.40
        1,800,000.01  - 1,900,000.00               7,417,000.00      1.42                4              0.54
        1,900,000.01  - 2,000,000.00              17,862,500.00      3.41                9              1.21
        2,000,000.01  - 2,100,000.00               2,100,000.00      0.40                1              0.13
        2,100,000.01  - 2,200,000.00               4,285,000.00      0.82                2              0.27
        2,200,000.01  - 2,300,000.00               6,743,600.00      1.29                3              0.40
        2,400,000.01  - 2,500,000.00               2,500,000.00      0.48                1              0.13
        2,800,000.01  - 2,900,000.00               2,860,000.00      0.55                1              0.13
        2,900,000.01  - 3,000,000.00              11,992,804.41      2.29                4              0.54
                     >  3,000,000.00               3,200,000.00      0.61                1              0.13

                                                       CURRENT
       ORIGINAL BALANCE($):                    PRINCIPAL BAL($)    PCT($)       # OF LOANS            PCT(#)
         6.750  -  6.750                           2,139,600.00      0.41                6              0.80
         6.751  -  7.000                          20,518,693.96      3.92               29              3.89
         7.001  -  7.250                         246,198,895.39     47.03              331             44.37
         7.251  -  7.500                         223,302,894.09     42.65              341             45.71
         7.501  -  7.750                          25,796,957.27      4.93               32              4.29
         7.751  -  8.000                           4,568,750.00      0.87                6              0.80
         8.751  -  8.875                           1,000,000.00      0.19                1              0.13


The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the private placement memorandum. Such information supersedes the information in all prior collateral term sheets, if any.

                                                CURRENT
ORIGINAL BALANCE($):                    PRINCIPAL BAL($)     PCT($)       # OF LOANS            PCT(#)
  0.500                                       914,600.00      0.17                3              0.40
  0.625                                     5,963,173.96      1.14                6              0.80
  0.750                                     6,378,820.00      1.22                9              1.21
  0.875                                     3,620,500.00      0.69                7              0.94
  1.000                                   241,367,415.39     46.10              328             43.97
  1.125                                     5,635,591.00      1.08                9              1.21
  1.250                                   215,537,583.09     41.17              324             43.43
  1.375                                    27,874,000.00      5.32               43              5.76
  1.500                                    10,665,357.27      2.04               10              1.34
  1.625                                     1,543,750.00      0.29                1              0.13
  1.750                                     3,025,000.00      0.58                5              0.67
  2.625                                     1,000,000.00      0.19                1              0.13

MAX INT RATE(%):
 10.750                                   523,525,790.71    100.00              746            100.00

HIGH FICO SCORE:
     <=   0                                 6,192,067.21      1.18               13              1.74
 551  - 600                                   995,000.00      0.19                1              0.13
 601  - 650                                 7,447,132.46      1.42                7              0.94
 651  - 700                                44,659,086.56      8.53               64              8.58
 701  - 750                               148,547,851.59     28.37              206             27.61
 751  - 800                               283,774,637.34     54.20              404             54.16
 801  - 822                                31,910,015.55      6.10               51              6.84

LOW FICO SCORE:
     <=   0                                 6,192,067.21      1.18               13              1.74
 501  - 550                                   995,000.00      0.19                1              0.13
 551  - 600                                 1,538,000.00      0.29                2              0.27
 601  - 650                                14,397,950.48      2.75               19              2.55
 651  - 700                                77,394,649.56     14.78              107             14.34
 701  - 750                               185,952,625.59     35.52              264             35.39
 751  - 800                               233,054,997.87     44.52              332             44.50
 801  - 813                                 4,000,500.00      0.76                8              1.07


The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the private placement memorandum. Such information supersedes the information in all prior collateral term sheets, if any.

                                                    CURRENT
         ORIGINAL LTV(%):                       PRINCIPAL BAL($)    PCT($)       # OF LOANS            PCT(#)
          8.33  -  10.00                             400,000.00      0.08                1              0.13
         10.01  -  15.00                           1,814,660.00      0.35                4              0.54
         15.01  -  20.00                           3,977,500.00      0.76                6              0.80
         20.01  -  25.00                           1,100,000.00      0.21                3              0.40
         25.01  -  30.00                           4,365,000.00      0.83                5              0.67
         30.01  -  35.00                          15,595,430.89      2.98               23              3.08
         35.01  -  40.00                          15,676,726.51      2.99               22              2.95
         40.01  -  45.00                          10,246,498.96      1.96               15              2.01
         45.01  -  50.00                          25,155,560.51      4.81               32              4.29
         50.01  -  55.00                          18,834,864.02      3.60               25              3.35
         55.01  -  60.00                          46,041,979.96      8.79               48              6.43
         60.01  -  65.00                          44,134,226.44      8.43               51              6.84
         65.01  -  70.00                          56,975,581.99     10.88               71              9.52
         70.01  -  75.00                          78,469,391.31     14.99              104             13.94
         75.01  -  80.00                         112,314,341.12     21.45              206             27.61
         80.01  -  85.00                           9,630,202.46      1.84               13              1.74
         85.01  -  90.00                          13,945,055.00      2.66               17              2.28
         90.01  -  95.00                           3,273,423.00      0.63                5              0.67
         95.01  - 100.00                          61,575,348.54     11.76               95             12.73

       ORIGINAL LTC(%):
               <=   0.00                           1,388,000.00      0.27                3              0.40
          5.01  -  10.00                             400,000.00      0.08                1              0.13
         10.01  -  15.00                           1,814,660.00      0.35                4              0.54
         15.01  -  20.00                           3,977,500.00      0.76                6              0.80
         20.01  -  25.00                           3,100,000.00      0.59                4              0.54
         25.01  -  30.00                           4,365,000.00      0.83                5              0.67
         30.01  -  35.00                          15,245,430.89      2.91               22              2.95
         35.01  -  40.00                          15,676,726.51      2.99               22              2.95
         40.01  -  45.00                          12,246,498.96      2.34               16              2.14
         45.01  -  50.00                          23,065,560.51      4.41               31              4.16
         50.01  -  55.00                          18,834,864.02      3.60               25              3.35
         55.01  -  60.00                          47,094,979.96      9.00               49              6.57
         60.01  -  65.00                          48,111,132.69      9.19               55              7.37
         65.01  -  70.00                          71,901,981.99     13.73               90             12.06
         70.01  -  75.00                          95,199,004.31     18.18              124             16.62
         75.01  -  80.00                         146,778,718.41     28.04              272             36.46
         80.01  -  85.00                           6,368,332.46      1.22                7              0.94
         85.01  -  90.00                           7,957,400.00      1.52               10              1.34


The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the private placement memorandum. Such information supersedes the information in all prior collateral term sheets, if any.

                                                     CURRENT
       REMAINING TERM(MTHS):                   PRINCIPAL BAL($)    PCT($)       # OF LOANS            PCT(#)
        347  - 348                                 1,500,000.00      0.29                2              0.27
        349  - 350                                 9,585,501.02      1.83                5              0.67
        351  - 352                                13,923,540.21      2.66               12              1.61
        353  - 354                               137,161,056.89     26.20              184             24.66
        355  - 356                               133,187,199.38     25.44              201             26.94
        357  - 358                                93,450,397.21     17.85              138             18.50
        359  - 360                               134,718,096.00     25.73              204             27.35

       RATE CHANGE DATE:
        06/01/00                                 469,200,790.71     89.62              656             87.94
        07/01/00                                  54,325,000.00     10.38               90             12.06

       BLANKET FLAG:
        NO                                       501,200,198.13     95.74              720             96.51
        YES                                       22,325,592.58      4.26               26              3.49

       PREPAY PENALTY:
        NO PREPAYMENT PENALTY                      6,067,569.90      1.16                9              1.21
        PREPAYMENT PENALTY                       517,458,220.81     98.84              737             98.79

       IO FLAG:
        INTEREST ONLY (10 YRS)                   523,525,790.71    100.00              746            100.00

       CONVERTIBLE FLAG:
        CONVERTIBLE                              523,525,790.71    100.00              746            100.00

       MODIFIABLE FLAG:
        MODIFIABLE                               523,525,790.71    100.00              746            100.00

       OCCUPANCY:
        PRIMARY                                  406,821,534.94     77.71              583             78.15
        SECOND HOME                              116,704,255.77     22.29              163             21.85

       DOCUMENTATION:
        FULL                                     523,525,790.71    100.00              746            100.00

       PROPERTY TYPE:
        SINGLE FAMILY                            319,299,422.84     60.99              438             58.71
        PUD                                       96,778,643.37     18.49              131             17.56
        CONDOMINIUM                               60,156,770.47     11.49              102             13.67
        COOPERATIVE                               23,590,361.45      4.51               48              6.43
        BLANKET                                   22,325,592.58      4.26               26              3.49
        2-4 FAMILY                                 1,375,000.00      0.26                1              0.13


The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the private placement memorandum. Such information supersedes the information in all prior collateral term sheets, if any.

                                                       CURRENT
       LOAN PURPOSE:                           PRINCIPAL BAL($)     PCT($)      # OF LOANS           PCT (#)
        CASH OUT REFINANCE                       103,626,973.19      19.79             150             20.11
        PURCHASE                                 372,203,362.09      71.10             536             71.85
        RATE/TERM REFINANCE                       47,695,455.43       9.11              60              8.04

       STATE:
        ARIZONA                                   17,625,907.67       3.37              30              4.02
        CALIFORNIA                               127,263,559.25      24.31             150             20.11
        COLORADO                                  29,401,331.19       5.62              33              4.42
        CONNECTICUT                               19,748,062.10       3.77              27              3.62
        DELAWARE                                   1,172,666.00       0.22               3              0.40
        DISTRICT OF COLUMBIA                       1,394,000.00       0.27               2              0.27
        FLORIDA                                   20,271,974.00       3.87              37              4.96
        GEORGIA                                    9,388,800.24       1.79              15              2.01
        HAWAII                                       356,250.00       0.07               1              0.13
        IDAHO                                      4,120,353.15       0.79               7              0.94
        ILLINOIS                                   3,840,600.00       0.73               6              0.80
        KANSAS                                       800,000.00       0.15               1              0.13
        LOUISIANA                                    310,000.00       0.06               1              0.13
        MAINE                                      2,058,000.00       0.39               3              0.40
        MARYLAND                                  13,709,964.10       2.62              17              2.28
        MASSACHUSETTS                             95,065,266.94      18.16             139             18.63
        MICHIGAN                                   5,143,249.67       0.98               6              0.80
        MINNESOTA                                    445,000.00       0.09               1              0.13
        MONTANA                                      500,000.00       0.10               1              0.13
        NEVADA                                       622,486.00       0.12               1              0.13
        NEW HAMPSHIRE                              3,671,500.00       0.70               8              1.07
        NEW JERSEY                                18,990,056.47       3.63              24              3.22
        NEW MEXICO                                   340,000.00       0.06               1              0.13
        NEW YORK                                  65,160,514.30      12.45              94             12.60
        NORTH CAROLINA                             6,397,037.58       1.22              12              1.61
        OHIO                                         697,819.71       0.13               1              0.13
        OREGON                                     3,560,899.14       0.68               7              0.94
        PENNSYLVANIA                              32,127,712.96       6.14              59              7.91
        RHODE ISLAND                               2,344,178.12       0.45               3              0.40
        SOUTH CAROLINA                             3,091,000.00       0.59               3              0.40
        TENNESSEE                                    860,000.00       0.16               1              0.13
        TEXAS                                      9,280,973.62       1.77              15              2.01
        UTAH                                       3,078,000.00       0.59               4              0.54
        VERMONT                                    3,609,800.00       0.69               7              0.94
        VIRGINIA                                   7,367,989.70       1.41              11              1.47
        WASHINGTON                                 7,662,125.00       1.46              12              1.61
        WISCONSIN                                  1,373,713.80       0.26               2              0.27
        WYOMING                                      675,000.00       0.13               1              0.13


The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the private placement memorandum. Such information supersedes the information in all prior collateral term sheets, if any.